ACCOUNTING FOR UNCERTAINTY IN INCOME (Tables)	12 Months Ended
Dec. 28, 2019
Reconciliation of Beginning and Ending Amount of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2019	2018	2017
Gross unrecognized tax benefits beginning of year	$4,378	$4,000	$3,381
Increase in tax positions for prior years	(129)	(366)	4
Increase in tax positions due to acquisitions	—	—	—
Increase in tax positions for current year	768	1,326	1,107
Settlements with taxing authorities	—	—	(2)
Lapse in statute of limitations	(851)	(582)	(490)
Gross unrecognized tax benefits end of year	$4,166	$4,378	$4,000